Exhibit 99.1

NEWS RELEASE

Hanmi Announces Pricing of $110 Million Subordinated Debt Offering

LOS ANGELES – August 18, 2021 – Hanmi Financial Corporation (NASDAQ: HAFC) (“Hanmi”), the holding company for Hanmi Bank (the “Bank”), today announced that it has priced an underwritten public offering of $110 million aggregate principal amount of its fixed-to-floating rate subordinated notes (the “Notes”) due 2031. The Notes will initially bear a fixed interest rate of 3.750% per year. Commencing on September 1, 2026, the interest rate on the Notes resets quarterly to the three-month SOFR rate plus a spread of 310 basis points, payable quarterly in arrears. The offering is expected to close on August 20, 2021, subject to the satisfaction of customary closing conditions. The Company plans to use the net proceeds from the Notes offering for general corporate purposes, which may include refinancing activities, including repayment of all or a portion of the outstanding principal amount of our outstanding subordinated notes and junior subordinated debentures.

Piper Sandler & Co. and Keefe, Bruyette & Woods, A Stifel Company, are acting as a joint book-running managers, while Janney Montgomery Scott LLC and Wedbush Securities Inc. are acting as co-managers.

Each offering will be made only by means of a prospectus supplement and accompanying base prospectus. Hanmi has filed a registration statement on Form S-3 (File No. 333-251393), as amended and supplemented by the registration statement filed on Form S-3MEF (File No. 333-258894), and a preliminary prospectus supplement to the prospectus contained in the registration statement with the U.S. Securities and Exchange Commission (“SEC”) for the Notes to which this communication relates. Prospective investors should read the applicable prospectus supplement and base prospectus in the registration statement and other documents Hanmi has filed or will file with the SEC for more complete information about Hanmi and the relevant offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at http://www.sec.gov. Electronic copies of each preliminary prospectus supplement, when available, and the accompanying base prospectus may be obtained by contacting Piper Sandler & Co. by telephone at (866) 805-4128 or by email at fsgsyndicate@psc.com or by emailing Keefe, Bruyette & Woods at USCapitalMarkets@kbw.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About Hanmi Financial Corporation

Headquartered in Los Angeles, California, Hanmi Financial Corporation owns Hanmi Bank, which serves multi-ethnic communities through its network of 35 full-service branches and 9 loan production offices in California, Texas, Illinois, Virginia, New Jersey, New York, Colorado, Washington and Georgia. Hanmi Bank specializes in real estate, commercial, SBA and trade finance lending to small and middle market businesses. Additional information is available at www.hanmi.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements in this release other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs, plans and objectives of management for future operations, and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, strategies, outlook, needs, plans, objectives or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: failure to maintain adequate levels of capital and liquidity to support our operations; the effect of potential future supervisory action against us or Hanmi Bank; the effect of our rating under the Community Reinvestment Act and our ability to address any issues raised in our regulatory exams; general economic and business conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters; a failure in or breach of our operational or security systems or infrastructure, including cyber-attacks; the failure to maintain current technologies; inability to successfully implement future information technology enhancements; difficult business and economic conditions that can adversely affect our industry and business, including competition, fraudulent activity and negative publicity; risks associated with Small Business Administration loans; failure to attract or retain key employees; our ability to access cost-effective funding; fluctuations in real estate values; changes in accounting policies and practices; the imposition of tariffs or other domestic or international governmental policies impacting the value of the products of our borrowers; changes in governmental regulation, including, but not limited to, any increase in Federal Deposit Insurance Corporation insurance premiums; the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests; ability to identify a suitable strategic partner or to consummate a strategic transaction; adequacy of our allowance for credit losses; credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to control expenses; changes in securities markets; and risks as it relates to cyber security against our information technology infrastructure and those of our third party providers and vendors.

Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and whether the gradual reopening of businesses will result in a meaningful increase in economic activity. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause credit loss expense to increase; our allowance for credit losses may have to be increased if borrowers experience financial difficulties beyond forbearance periods, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; a material decrease in net income or a net loss over several quarters could result in a decrease in the rate of our quarterly cash dividend; our cyber security risks are increased as the result of an increase in the number of employees working remotely; we rely on third party vendors for certain services and the unavailability of a critical service due to the COVID-19 outbreak could have an adverse effect on us; Federal Deposit Insurance Corporation premiums may increase if the agency experiences additional resolution costs; potential goodwill impairment charges could result if acquired assets and operations are adversely affected and remain at reduced levels; due to recent legislation and government action limiting foreclosure of real property and reduced governmental capacity to effect business transactions and property transfers, we may have more difficulty taking possession of collateral supporting our loans, which may negatively impact our ability to minimize our losses, which could adversely impact our financial results; and we face litigation, regulatory enforcement and reputation risk as a result of our participation in the Paycheck Protection Program (“PPP”) and the risk that the Small Business Administration may not fund some or all PPP loan guaranties. Moreover, our future success and profitability substantially depends on the management skills of our executive officers and directors, many of whom have held officer and director positions with us for many years. The unanticipated loss or unavailability of key employees due to the outbreak could harm our ability to operate our business or execute our business strategy. We may not be successful in finding and integrating suitable successors in the event of key employee loss or unavailability.

In addition, we set forth certain risks in our reports filed with the U.S. Securities and Exchange Commission, including, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that we will file hereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.

Investor Contacts:

Romolo (Ron) Santarosa

Senior Executive Vice President & Chief Financial Officer

213-427-5636

Lasse Glassen

Investor Relations

Addo Investor Relations

310-829-5400

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